Filed Pursuant to Rule 424(b)(3)

Registration No. 333-238051

PROSPECTUS SUPPLEMENT NO. 9

(to prospectus dated March 5, 2021)

199,000,123 Shares of Class A Common Stock
1,659,094 Warrants Outstanding to Purchase Class A Common Stock

This prospectus supplement is being filed to update and supplement the information contained in (i) Amendment No. 2 to our Annual Report on Form 10-K for the year ended December 31, 2021, which we filed with the SEC on November 5, 2021 (the “Annual Report Amendment”); Amendment No. 1 to our Quarterly Report on Form 10-K for the quarter ended March 31, 2021, which we filed with the SEC on November 5, 2021 (the “First Quarter Report Amendment”); and (iii) Amendment No. 1 to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, which we filed with the SEC on November 5, 2021 (the “Second Quarter Report Amendment”). Accordingly, we have attached the Annual Report Amendment, the First Quarter Report Amendment and the Second Quarter Report Amendment to this prospectus supplement.

The Prospectus and this prospectus supplement relate to: (a) the issuance by us of up to (i) 1,659,094 shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”), that may be issued upon exercise of all outstanding warrants to purchase Class A common stock at an exercise price of $11.50 per share of Class A common stock, which consists of the private placement warrants (as defined in the Prospectus), (ii) 6,000,000 shares of Class A common stock issued upon the satisfaction of certain triggering events (as described in the Prospectus), (iii) 115,908 shares of Class A common stock issuable upon the exercise of outstanding options granted under the DraftKings Inc. 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”) and DraftKings Inc. 2012 Stock Option & Restricted Stock Incentive Plan (the “2012 Equity Incentive Plan”) held by former employees or former consultants of DraftKings Inc., a Delaware corporation, and (iv) 319,502 shares of Class A common stock issuable upon the exercise of outstanding options granted under the SBTech (Global) Limited 2011 Global Share Option Plan held by former employees or former consultants of SBTech (Global) Limited (together with the 2017 Equity Incentive Plan and the 2012 Equity Incentive Plan, the “Plans”) and (b) the offer and sale from time to time by the selling securityholders identified in the Prospectus, or their permitted transferees, of up to (1) 190,749,648 shares of our Class A common stock and (2) 1,659,094 warrants outstanding.

 This prospectus supplement updates and supplements the information in the Prospectus and is not complete without, and may not be delivered or utilized except in combination with, the Prospectus, including any amendments or supplements thereto. This prospectus supplement should be read in conjunction with the Prospectus and if there is any inconsistency between the information in the Prospectus and this prospectus supplement, you should rely on the information in this prospectus supplement.

Our Class A common stock is traded on The Nasdaq Global Select Market under the symbol “DKNG.” On November 5, 2021, the closing price of our Class A common stock was $43.62 per share.

Investing in our securities involves risks that are described in the “Risk Factors” section beginning on page 9 of the Prospectus.

Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued under the Prospectus or determined if the Prospectus or this prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus supplement is November 8, 2021.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K/A

(Amendment No. 2)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2020

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from ________ to ________.

Commission file number 001-38908

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	84-4052441
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	DKNG	The Nasdaq Stock Market LLC

Securities Registered Pursuant to Section 12(g) of the Act: None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act. Yes ☐  No ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act. Yes ☐  No ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒    No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Registration S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer,” “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
		Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant has filed a report on and attestation to its management’s assessment of the effectiveness of its internal control over financial reporting under Section 404(b) of the Sarbanes-Oxley Act (15 U.S.C. 7262(b)) by the registered public accounting firm that prepared or issued its audit report. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐  No ☒

The aggregate market value of the voting and non-voting stock held by non-affiliates of the registrant as of June 30, 2020, the last business day of the registrant's most recently completed second fiscal quarter, was $8.5 billion based upon the closing price reported for such date on the Nasdaq Global Select Market.

As of February 24, 2021, there were 397,700,032 shares of the registrant’s Class A common stock, par value $0.0001 per share, and 393,013,951 shares of the registrant’s Class B common stock, par value $0.0001 per share, outstanding.

Documents Incorporated by Reference:

Portions of the registrant’s definitive proxy statement for its 2021 Annual Meeting of Stockholders, or Proxy Statement, filed on March 19, 2021, are incorporated by reference in Part III. Except with respect to information specifically incorporated by reference in this Annual Report, the Proxy Statement shall not be deemed to be filed as part hereof.

Explanatory Note

This Amendment No. 2 (“Amendment No. 2”) amends the Annual Report on Form 10-K of DraftKings Inc. (the “Company,” “we,” “us” or “our”) for the year ended December 31, 2020 (the “Original Filing”), filed on February 26, 2021 with the Securities and Exchange Commission (the “SEC”) and subsequently amended by Amendment No. 1, filed with the SEC on May 3, 2021 (“Amendment No. 1”). This Amendment No. 2 is being filed solely to (i) restate Part II, Item 9A. Controls and Procedures to reflect the conclusion of the Company’s Principal Executive Officer and Principal Financial Officer that the Company’s disclosure controls and procedures were not effective as of December 31, 2020 and (ii) file new certifications of the Company’s Principal Executive Officer and Principal Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934, as amended, as exhibits under Part IV, Item 15.

Notwithstanding this Amendment No. 2, management has concluded that the Company’s audited consolidated financial statements included in Amendment No. 1 present fairly, in all material respects, the financial position of the Company at December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Except as discussed above, the Company has not modified or updated disclosures presented in Amendment No. 1. Accordingly, this Amendment No. 2 does not reflect events occurring after the Original Filing or Amendment No. 1, nor does it modify or update those disclosures affected by subsequent events or discoveries. It also does not affect information contained in the Original Filing which was not impacted by the restatement of the Company’s consolidated financial statements and related disclosures in Amendment No. 1. Events occurring after the filing of the Original Filing or other disclosures necessary to reflect subsequent events have been or will be addressed in the Company's reports filed subsequent to the Original Filing. Capitalized terms used but not defined herein have the meanings set forth in Amendment No. 1.

This Amendment No. 2 should be read in conjunction with the Company's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

			Page
Part II.

	Item 9A.	Controls and Procedures	3

Part IV.

	Item 15.	Exhibits, Financial Statement Schedules	4

Signatures			8

2

PART II

Item 9A. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Prior to the Original Filing and Amendment No. 1, as required by Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of December 31, 2020 and deemed them to be effective.

Amendment No. 1 was filed to include the Company’s restated consolidated financial statements and related disclosures as of and for the year ended December 31, 2020 following the release by the Staff of the SEC of a statement on April 12, 2021, (the “SEC Statement”) expressing the view that warrants issued by special purpose acquisition companies such as those that were initially issued by Diamond Eagle Acquisition Corp. (“DEAC”) prior to merging with the Company (“Assumed Warrants”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings.

Subsequent to, and as a result of that restatement, the Company has concluded that there was a material weakness in its operation of controls over the classification and accounting for the Assumed Warrants in accordance with Accounting Standards Codification 815-40, and solely as a result of the material weakness, its Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of December 31, 2020.

Notwithstanding this material weakness described above, we have concluded that the audited consolidated financial statements included in Amendment No. 1 present fairly, in all material respects, the financial position of the Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. GAAP.

Remediation of Material Weakness

To remediate the material weakness, we studied and clarified our understanding of the accounting for contracts that may be settled in the Company’s own stock, such as warrants, as highlighted in the SEC Statement and enhanced the accounting policy, controls and procedures related to the accounting for such contracts to determine proper accounting in accordance with U.S. GAAP as clarified by the SEC Statement. We restated our consolidated financial statements as of and for the year ended December 31, 2020 upon completing our evaluation of the SEC Statement. All necessary revisions are properly reflected in Amendment No. 1. While these actions are subject to ongoing management evaluation, including the validation and testing of internal controls over a sustained period of financial reporting cycles, we are committed to remediating internal controls deficiencies as they are identified and committed to the continuous improvement of our overall control environment.

Management’s Report on Internal Control over Financial Reporting

We completed the Business Combination on April 23, 2020. Prior to the Business Combination, we were a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with one or more operating businesses. As a result, previously existing internal controls are no longer applicable or comprehensive enough as of the assessment date as our operations prior to the Business Combination were insignificant compared to those of the consolidated entity post-Business Combination. The design of internal controls over financial reporting for the Company post-Business Combination has required and will continue to require significant time and resources from management and other personnel. As a result, management was unable, without incurring unreasonable effort or expense to conduct an assessment of our internal control over financial reporting as of December 31, 2020. Accordingly, we are excluding management's report on internal control over financial reporting pursuant to Section 215.02 of the SEC Division of Corporation Finance's Regulation S-K Compliance & Disclosure Interpretations.

Changes in Internal Control Over Financial Reporting

Other than as described above under “Remediation of Material Weakness”, there has been no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting. However, we are continually monitoring the COVID-19 pandemic and any potential impact to our internal controls.

Limitations on Effectiveness of Controls and Procedures

Our disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives, as specified above. Our management recognizes that any control system, no matter how well designed and operated, is based upon certain judgments and assumptions and cannot provide absolute assurance that its objectives will be met.

3

PART IV

Item 15. Exhibits, Financial Statement Schedules.

(a) Documents filed as part of this report
(a)(1) Financial Statements
The consolidated financial statements of DraftKings Inc. and the Report of Independent Public Accountants thereon are included as set forth on the Index to Financial Statements on page 72 of the Amendment No. 1 on Form 10-K/A filed with the SEC on May 3, 2021

(2) Financial Statement Schedule
See Index to Financial Statements on page 72 of the Amendment No. 1 on Form 10-K/A filed with the SEC on May 3, 2021

(3) Exhibits: The exhibits to this report are listed in the exhibit index below.
(3)(b) Description of Exhibits
Exhibit Index	5

4

Exhibit Index

(b)      Exhibits.The following exhibits are being followed herewith:

Exhibit No.	Description
2.1†	Business Combination Agreement, dated as of December 22, 2019, among DraftKings Inc., SBTech (Global) Limited, SBTech’s shareholders, Diamond Eagle Acquisition Corp., DEAC NV Merger Corp. and a wholly-owned subsidiary of DEAC (incorporated by reference to Exhibit 2.1 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
2.2	Agreement and Plan of Merger, dated as of March 12, 2020, by and among Diamond Eagle Acquisition Corp. and DEAC NV Merger Corp. (incorporated by reference to Exhibit 2.3 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
2.3	Amendment to Business Combination Agreement, dated as of April 7, 2020, among DraftKings Inc., SBTech (Global) Limited, SBTech’s shareholders, Diamond Eagle Acquisition Corp., DEAC NV Merger Corp. and a wholly-owned subsidiary of DEAC (incorporated by reference to Exhibit 2.4 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
3.1	Amended and Restated Articles of Incorporation of DraftKings Inc. (incorporated by reference to Exhibit 3.1 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
3.2	Amended and Restated Bylaws of DraftKings Inc. (incorporated by reference to Exhibit 3.2 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
4.1	Specimen Class A Common Stock Certificate of DraftKings (incorporated by reference to Exhibit 4.1 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
4.2	Form of Warrant Certificate of DraftKings Inc. (incorporated by reference to Exhibit 4.2 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
4.3	Warrant Agreement, dated May 10, 2019, by and between Diamond Eagle Acquisition Corp. and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of Diamond Eagle Acquisition Corp.’s Current Report on Form 8-K filed on May 14, 2019).
4.4	Assignment and Assumption Agreement, dated April 23, 2020, by and among DraftKings Inc., DEAC, Continental Stock Transfer & Trust Company, Computershare Trust Company, N.A. and Computershare Inc. (incorporated by reference to Exhibit 4.4 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
4.5	Description of Registered Securities (incorporated by reference to Exhibit 4.5 of the Company’s Amendment No. 1 to its Annual Report on Form 10-K, filed with the SEC on May 3, 2021).
10.1+	DraftKings Inc. 2020 Incentive Award Plan (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.2	Form of Subscription Agreement, dated December 22, 2019, by and between Diamond Eagle Acquisition Corp. and the undersigned subscriber party thereto (incorporated by reference to Exhibit 10.2 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020.
10.3+	Executive Employment Agreement, dated April 23, 2020, between DraftKings Inc. and Matt Kalish (incorporated by reference to Exhibit 10.2 the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.4+	Executive Employment Agreement, dated April 23, 2020, between DraftKings Inc. and Paul Liberman (incorporated by reference to Exhibit 10.3 the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.5+	Executive Employment Agreement, dated April 23, 2020, between DraftKings Inc. and Jason Robins (incorporated by reference to Exhibit 10.4 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.6+	Executive Employment Agreement, dated May 30, 2019, between DraftKings Inc. and Jason Park (incorporated by reference to Exhibit 10.3 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020.
10.7+	DraftKings Inc. Employee Stock Purchase Plan (incorporated by reference to Exhibit 10.5 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).

5

Exhibit No.	Description
10.8	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.7 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.9	Earnout Escrow Agreement, dated April 23, 2020, by and among DraftKings Inc., Shalom Meckenzie, in his capacity as SBT Sellers’ Representative, Eagle Equity Partners LLC, Jeff Sagansky, Eli Baker, Harry Sloan, I.B.I. Trust Management, the trustee, and Computershare Trust Company, N.A., as escrow agent (incorporated by reference to Exhibit 10.8 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.10	Stockholders Agreement, dated April 23, 2020, by and among DraftKings Inc., the DK Stockholder Group, the SBT Stockholder Group and the DEAC Stockholder Group (incorporated by reference to Exhibit 10.9 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.11	Amendment to Stockholders Agreement, dated October 5, 2020, by and among DraftKings Inc., the DK Stockholder Group, the SBT Stockholder Group and the DEAC Stockholder Group (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K, filed with the SEC on October 5, 2020).
10.12	Share Exchange Agreement, dated April 23, 2020, by and among DraftKings Inc., a Delaware corporation, Jason Robins and DEAC NV Merger Corp. (incorporated by reference to Exhibit 10.10 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.13†***	Agreement for the Provision of a Sports Betting Solution (“License Agreement”), between Sports Information Services Limited and Crown Gaming Inc., dated as of June 19, 2018 (incorporated by reference to Exhibit 10.5 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.14†***	Addendum to License Agreement, between Sports Information Services Limited and Crown Gaming Inc., dated as of August 22, 2019 (incorporated by reference to Exhibit 10.6 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.15†***	Addendum, dated as of July 23, 2020 to the Agreement for the Provision of a Sports Betting Solution between Sports Information Services Limited and Crown Gaming Inc., dated as of June 19, 2018 (incorporated by reference to Exhibit 10.1 to DraftKings Inc.’s Current Report on Form 8-K (File No. 001-38908), filed with the SEC on July 23, 2020).
10.16	Amended and Restated Loan and Security Agreement (the “LSA”), dated October 21, 2016, by and between DraftKings Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.7 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.17	First Amendment to the LSA, dated July 28, 2017, by and between DraftKings Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.8 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.18	Second Amendment to the LSA, dated December 28, 2017, by and between DraftKings Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.9 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.19	Third Amendment and Joinder to the LSA, dated July 3, 2018, by and among DraftKings Inc., Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.10 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.20	Fourth Amendment to the LSA, dated December 19, 2018, by and among DraftKings Inc., Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.11 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.21	Fifth Amendment to the LSA, dated March 28, 2019 by and among DraftKings Inc., Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.12 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).
10.22	Sixth Amendment to the LSA, dated August 15, 2019, by and among DraftKings Inc., Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.13 of DEAC NV Merger Corp.’s Registration Statement on Form S-4 (Reg. No. 333-235805), filed with the SEC on April 14, 2020).

6

Exhibit No.	Description
10.23	Seventh Amendment to the LSA, dated April 23, 2020, by and among DraftKings Inc. (a Nevada corporation), DraftKings Inc. (a Delaware corporation), Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.20 of the Company’s Current Report on Form 8-K, filed with the SEC on April 29, 2020).
10.24	Eighth Amendment to the LSA, dated June 30, 2020, by and among DraftKings Inc. (a Nevada corporation), DraftKings Inc. (a Delaware corporation), Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.11 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 14, 2020).
10.25	Ninth Amendment to the LSA, dated September 14, 2020, by and among DraftKings Inc. (a Nevada corporation), DraftKings Inc. (a Delaware corporation), Crown Gaming Inc., Crown DFS Inc. and Pacific Western Bank (incorporated by reference to Exhibit 10.25 of the Company’s Registration Statement on Form S-1 (No. 333-249299), filed with the SEC on October 6, 2020).
10.26+	DraftKings Inc. 2017 Equity Incentive Plan, as amended from time to time (incorporated by reference to Exhibit 10.22 of the Company’s Registration Statement on Form S-1 (No. 333-238051), filed with the SEC on May 6, 2020).
10.27+	DraftKings Inc. 2012 Stock Option & Restricted Stock Incentive Plan, as amended from time to time (incorporated by reference to Exhibit 10.23 of the Company’s Registration Statement on Form S-1 (No. 333-238051), filed with the SEC on May 6, 2020).
10.28+	SBTech (Global) Limited 2011 Global Share Option Plan (incorporated by reference to Exhibit 10.24 of the Company’s Registration Statement on Form S-1 (No. 333-238051), filed with the SEC on May 6, 2020).
10.29+	Form of Stock Option Award Agreement (incorporated by reference to Exhibit 10.10 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2020).
10.30+	Form of Restricted Stock Award Agreement (incorporated by reference to Exhibit 10.11 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on May 15, 2020).
14.1*	Code of Business Ethics of the Company, dated April 23, 2020 (incorporated by reference to Exhibit 14.1 of the Company’s Amendment No. 1 to its Annual Report on Form 10-K, filed with the SEC on May 3, 2021).
21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 of the Company’s Amendment No. 1 to its Annual Report on Form 10-K, filed with the SEC on May 3, 2021).
23.1	Consent of BDO USA, LLP, independent registered public accounting firm (incorporated by reference to Exhibit 23.1 of the Company’s Amendment No. 1 to its Annual Report on Form 10-K, filed with the SEC on May 3, 2021).
31.1*	Certification of Chief Executive Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
31.2*	Certification of Chief Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
32.1**	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS**	XBRL Instance Document
101.SCH**	XBRL Taxonomy Extension Schema Document
101.CAL**	XBRL Taxonomy Extension Calculation Linkbase Document
101.DEF**	XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	XBRL Taxonomy Extension Label Linkbase Document
101.PRE**	XBRL Taxonomy Extension Presentation Linkbase Document

*	Filed herewith.

** Previously filed or furnished, as applicable, with Amendment No. 1.

***	Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item 601(b)(10)(iv). The Registrant agrees to furnish an unredacted copy of the exhibit to the SEC upon its request.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

+	Management contract or compensatory plan or arrangement.

7

Signatures

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Amendment No. 2 to the Annual Report on Form 10-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 5, 2021

	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary

Pursuant to the requirements of the Securities Exchange Act of 1934, this Amendment No. 2 to the Annual Report on Form 10-K has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Position	Date

*	Chief Executive Officer and Chairman	November 5, 2021
Jason D. Robins	(Principal Executive Officer)

*	Chief Financial Officer	November 5, 2021
Jason K. Park	(Principal Financial Officer)

*	Chief Accounting Officer	November 5, 2021
Erik Bradbury	(Principal Accounting Officer)

*	Vice Chairman	November 5, 2021
Harry Evans Sloan

*	Director	November 5, 2021
Matthew Kalish

*	Director	November 5, 2021
Woodrow H. Levin

*	Director	November 5, 2021
Paul Liberman

*	Director	November 5, 2021
Shalom Meckenzie

*	Director	November 5, 2021
Jocelyn Moore

*	Director	November 5, 2021
Ryan R. Moore

*	Director	November 5, 2021
Valerie Mosley

*	Director	November 5, 2021
Steven J. Murray

*	Director	November 5, 2021
Hany M. Nada

*	Director	November 5, 2021
John S. Salter

*	Director	November 5, 2021
Marni M. Walden

*/s/ R. Stanton Dodge
R. Stanton Dodge As Attorney-in-Fact

8

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q/A

(Amendment No. 1)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended March 31, 2021

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from__________ to ___________.

Commission file number 001-38908

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	84-4052441
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report).

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes ☒    No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐   No ☒

As of May 5, 2021, there were 400,980,887 shares of the registrant’s Class A common stock, par value $0.0001 per share, and 393,013,951 shares of the registrant’s Class B common stock, par value $0.0001 per share, outstanding.

Explanatory Note

This Amendment No. 1 ( “Amendment No. 1”) amends the Quarterly Report on Form 10-Q of DraftKings Inc. (the “Company,” “we,” “us” or “our”) for the quarter ended March 31, 2021 (the “Original Filing”), filed on May 7, 2021 with the Securities and Exchange Commission (the “SEC”). This Amendment No. 1 is being filed solely to (i) restate Part I, Item 4. Controls and Procedures to reflect the conclusion of the Company’s Principal Executive Officer and Principal Financial Officer that the Company’s disclosure controls and procedures were not effective as of March 31, 2021 and (ii) file new certifications of the Company’s Principal Executive Officer and Principal Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934, as amended, as exhibits under Part II, Item 6.

Notwithstanding this Amendment No.1, management has concluded that the Company’s condensed consolidated financial statements included in the Original Filing present fairly, in all material respects, the financial position of the Company at March 31, 2021 and December 31, 2020 and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Except as discussed above, the Company has not modified or updated disclosures presented in the Original Filing. Accordingly, this Amendment No. 1 does not reflect events occurring after the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries. It also does not affect information contained in the Original Filing which was not impacted by the restatements in Amendment No. 1. Events occurring after the filing of the Original Filing or other disclosures necessary to reflect subsequent events have been or will be addressed in the Company's reports filed subsequent to the Original Filing.

This Amendment No. 1 should be read in conjunction with the Company's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

1

			Page
Part I.

	Item 4.	Controls and Procedures	3

Part II.

	Item 6.	Exhibits	4

Signatures			6

2

PART I

Item 4. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Prior to the Original Filing, as required by Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of March 31, 2021 and deemed them to be effective.

Subsequent to, and as a result of the restatement set forth in Amendment No. 1 on Form 10-K/A that was filed with the SEC on May 3, 2021, the Company has concluded that there was a material weakness in its operation of controls over the classification and accounting for its private placement warrants and public warrants (collectively, the “warrants”) in accordance with Accounting Standards Codification 815-40, and solely as a result of the material weakness, its Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of March 31, 2021.

Notwithstanding this material weakness described above, we have concluded that the Company’s condensed consolidated financial statements included in the Original Filing present fairly, in all material respects, the financial position of the Company as of March 31, 2021 and December 31, 2020, and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. GAAP.

Remediation of Material Weakness

To remediate the material weakness, we studied and clarified our understanding of the accounting for contracts that may be settled in the Company’s own stock, such as warrants, as highlighted in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”), issued on April 12, 2021 (the “SEC Statement”) and enhanced the accounting policy, controls and procedures related to the accounting for such contracts to determine proper accounting in accordance with U.S. GAAP as clarified by the SEC Statement. We accounted for our warrants as of and for the three months ended March 31, 2021 in accordance with U.S. GAAP as clarified by the SEC Statement. While these actions are subject to ongoing management evaluation, including the validation and testing of internal controls over a sustained period of financial reporting cycles, we are committed to remediating internal controls deficiencies as they are identified and committed to the continuous improvement of our overall control environment.

Changes in Internal Control Over Financial Reporting

Other than as described above under “Remediation of Material Weakness”, there has been no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Limitations on Effectiveness of Controls and Procedures

Our disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives, as specified above. Our management recognizes that any control system, no matter how well designed and operated, is based upon certain judgments and assumptions and cannot provide absolute assurance that its objectives will be met.

3

PART II

Item 6. Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Quarterly Report on Form 10-Q.

4

Exhibit Index

Exhibit No.	Description
4.1	Indenture, dated as of March 18, 2021, between DraftKings Inc. and Computershare Trust Company, N.A., as trustee (including Form of 0% Convertible Senior Notes due 2028) (incorporated by reference to Exhibit 4.1 to DraftKings Inc.’s Current Report on Form 8-K (File No. 001-38908 ), filed with the SEC on March 18, 2021).
10.1	Form of Base Capped Call Transaction Confirmation (incorporated by reference to Exhibit 10.1 to DraftKings Inc.’s Current Report on Form 8-K (File No. 001-38908 ), filed with the SEC on March 18, 2021).
10.2	Form of Additional Capped Call Transaction Confirmation (incorporated by reference to Exhibit 10.2 to DraftKings Inc.’s Current Report on Form 8-K (File No. 001-38908 ), filed with the SEC on March 18, 2021).
31.1*	Certification of Chief Executive Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
31.2*	Certification of Chief Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
32.1**	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS**	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

*	Filed herewith.
**	Previously filed or furnished, as applicable, with the Original Filing.

5

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRAFTKINGS INC.
Date: November 5, 2021
	By:	/s/ Jason K. Park
Name: Jason K. Park
Title: Chief Financial Officer
(Principal Financial Officer)

	By:	/s/ Erik Bradbury
Name: Erik Bradbury
Title: Chief Accounting Officer
(Principal Accounting Officer)

6

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-Q/A

(Amendment No. 1)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2021

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from__________ to ___________.

Commission file number 001-38908

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	84-4052441
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices) (Zip Code)

(617) 986-6744

(Registrant’s telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year, if changed since last report).

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant: (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☒  No ☐

Indicate by check mark whether the registrant has submitted electronically every Interactive Data File required to be submitted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit such files). Yes  ☒ No ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer,” “smaller reporting company” and “emerging growth company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐
Non-accelerated filer	☐	Smaller reporting company	☐
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). Yes ☐ No  ☒

As of August 4, 2021, there were 403,298,200 shares of the registrant’s Class A common stock, par value $0.0001 per share, and 393,013,951 shares of the registrant’s Class B common stock, par value $0.0001 per share, outstanding.

Explanatory Note

This Amendment No. 1 ( “Amendment No. 1”) amends the Quarterly Report on Form 10-Q of DraftKings Inc. (the “Company,” “we,” “us” or “our”) for the quarter ended June 30, 2021 (the “Original Filing”), filed on August 6, 2021 with the Securities and Exchange Commission (the “SEC”). This Amendment No. 1 is being filed solely to (i) restate Part I, Item 4. Controls and Procedures to reflect the conclusion of the Company’s Principal Executive Officer and Principal Financial Officer that the Company’s disclosure controls and procedures were not effective as of June 30, 2021 and (ii) file new certifications of the Company’s Principal Executive Officer and Principal Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934, as amended, as exhibits under Part II, Item 6.

Notwithstanding this Amendment No.1, management has concluded that the Company’s condensed consolidated financial statements included in the Original Filing present fairly, in all material respects, the financial position of the Company at June 30, 2021 and December 31, 2020 and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).

Except as discussed above, the Company has not modified or updated disclosures presented in the Original Filing. Accordingly, this Amendment No. 1 does not reflect events occurring after the Original Filing, nor does it modify or update those disclosures affected by subsequent events or discoveries. It also does not affect information contained in the Original Filing which was not impacted by the restatements in Amendment No. 1. Events occurring after the filing of the Original Filing or other disclosures necessary to reflect subsequent events have been or will be addressed in the Company's reports filed subsequent to the Original Filing.

This Amendment No. 1 should be read in conjunction with the Company's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

1

			Page
Part I.

	Item 4.	Controls and Procedures	3

Part II.

	Item 6.	Exhibits	4

Signatures			6

2

PART I

Item 4. Controls and Procedures.

Evaluation of Disclosure Controls and Procedures

Prior to the Original Filing, as required by Rules 13a-15 and 15d-15 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), our Chief Executive Officer and Chief Financial Officer carried out an evaluation of the effectiveness of the design and operation of our disclosure controls and procedures as of June 30, 2021 and deemed them to be effective.

Subsequent to, and as a result of the restatement set forth in Amendment No. 1 on Form 10-K/A that was filed with the SEC on May 3, 2021, the Company has concluded that there was a material weakness in its operation of controls over the classification and accounting for its private placement warrants and public warrants (collectively, the “warrants”) in accordance with Accounting Standards Codification 815-40, and solely as a result of the material weakness, its Chief Executive Officer and Chief Financial Officer have concluded that our disclosure controls and procedures were not effective as of June 30, 2021.

Notwithstanding this material weakness described above, we have concluded that the Company’s condensed consolidated financial statements included in the Original Filing present fairly, in all material respects, the financial position of the Company as of June 30, 2021 and December 31, 2020, and the results of its operations and its cash flows for each of the periods presented, in conformity with U.S. GAAP.

Remediation of Material Weakness

To remediate the material weakness, we studied and clarified our understanding of the accounting for contracts that may be settled in the Company’s own stock, such as warrants, as highlighted in the Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”), issued on April 12, 2021 (the “SEC Statement”) and enhanced the accounting policy, controls and procedures related to the accounting for such contracts to determine proper accounting in accordance with U.S. GAAP as clarified by the SEC Statement. We accounted for our warrants as of and for the three and six months ended June 30, 2021 in accordance with U.S. GAAP as clarified by the SEC Statement. While these actions are subject to ongoing management evaluation, including the validation and testing of internal controls over a sustained period of financial reporting cycles, we are committed to remediating internal controls deficiencies as they are identified and committed to the continuous improvement of our overall control environment.

Changes in Internal Control Over Financial Reporting

Other than as described above under “Remediation of Material Weakness”, there has been no change in our internal control over financial reporting (as defined in Rules 13a-15(f) and 15d-15(f) under the Exchange Act) during our most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, our internal control over financial reporting.

Limitations on Effectiveness of Controls and Procedures

Our disclosure controls and procedures are designed to provide reasonable assurance of achieving their objectives, as specified above. Our management recognizes that any control system, no matter how well designed and operated, is based upon certain judgments and assumptions and cannot provide absolute assurance that its objectives will be met.

3

PART II

Item 6. Exhibits.

The following exhibits are filed as part of, or incorporated by reference into, this Quarterly Report on Form 10-Q.

4

Exhibit Index

Exhibit No.	Description
10.1	Executive Employment Agreement, dated August 5, 2021, between DraftKings Inc. and R. Stanton Dodge (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 6, 2021).
10.2	Executive Employment Agreement, dated August 5, 2021, between DraftKings Inc. and Jason Park (incorporated by reference to Exhibit 10.1 of the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 6, 2021).
31.1*	Certification of Chief Executive Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
31.2*	Certification of Chief Financial Officer pursuant to Rules 13a-14 and 15d-14 promulgated under the Securities Exchange Act of 1934.
32.1**	Certification of Chief Executive Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
32.2**	Certification of Chief Financial Officer pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
101.INS**	Inline XBRL Instance Document - the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH**	Inline XBRL Taxonomy Extension Schema Document.
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document.
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document.
101.LAB**	Inline XBRL Taxonomy Extension Labels Linkbase Document.
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104.1	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

*	Filed herewith.
**	Previously filed or furnished, as applicable, with the Original Filing.

5

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DRAFTKINGS INC.
Date: November 5, 2021
	By:	/s/ Jason K. Park
Name: Jason K. Park
Title: Chief Financial Officer
(Principal Financial Officer)

	By:	/s/ Erik Bradbury
Name: Erik Bradbury
Title: Chief Accounting Officer
(Principal Accounting Officer)

6